UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

Shutterstock, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 21st Floor
New York, NY 10118

(Address of principal executive offices, including zip code)

(646) 419-4452

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 7, 2014, Shutterstock, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2014.  A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information furnished on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 6, 2014, Thilo Semmelbauer gave notice of his decision to resign from his position as President and Chief Operating Officer of Shutterstock, Inc.  Mr. Semmelbauer informed the Company that he will remain with the Company through the end of the year to facilitate an effective transition of his responsibilities.

On August 7, 2014, Shutterstock, Inc. issued a press release announcing Thilo Semmelbauer’s notice of his decision to resign from his position as President and Chief Operating Officer of Shutterstock, Inc.  A copy of the press release is filed as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release dated August 7, 2014

99.2	Press Release dated August 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2014

SHUTTERSTOCK, INC.

By:	/s/ Timothy E. Bixby
Timothy E. Bixby
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated August 7, 2014

99.2	Press Release dated August 7, 2014